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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 3, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

           Canada                      001-32312               98-0442987
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
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     (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
          PLANS.

On November 1, 2005, Novelis Inc. (the "Company") was notified that as a result of the adoption of the Novelis Savings & Retirement Plan (the "Novelis Savings Plan") and the transition of employees of the Company from the Alcancorp Employees' Savings Plan (the "Alcan Savings Plan") to the Novelis Savings Plan, there will be a blackout period during which employees of the Company who participate in the Alcan Savings Plan will be temporarily restricted from requesting loans, withdrawals or distributions, making fund exchanges (transfers) or contribution allocation changes, or checking account balances while plan records are transitioned to the Novelis Savings Plan. The blackout period is expected to be in effect beginning at 4:00 p.m. Eastern time on December 2, 2005 and ending during the week of December 11, 2005. During the blackout period and for a period of two years after the blackout period has ended, security holders of the Company or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period upon written request to 70 York Street, Suite 1510, Toronto, Ontario, M5J 1S9,
Attention: Corporate Secretary.

     On November 2, 2005, the registrant sent a Memorandum regarding Notice of Blackout Period to its directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Memorandum is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

       (c) EXHIBITS

99.1   Memorandum regarding Notice of  Blackout Period dated November 2, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NOVELIS INC.

Date: November 3, 2005                                   By: /s/ David Kennedy
                                                             -------------------
                                                             David Kennedy
                                                             Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number     Description
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99.1       Memorandum regarding Notice of Blackout Period dated November 2, 2005

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